Exhibit 99.2

Third-Quarter 2011 Earnings Call/Webcast ■ August 9, 2011

Disclosure regarding forward-looking statements Throughout this presentation, we make a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, forward-looking statements are statements about the future, as contrasted with historical information. Our forward-looking statements are based on assumptions and current expectations of future events that we believe are reasonable, but by their very nature they are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections. Words that could indicate we’re making forward-looking statements include the following: This isn’t an exhaustive list, but is simply intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking. Here’s the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors — many of which are beyond our control — could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: recent global market and economic conditions, including those related to the credit markets; volatility of our investment portfolio; adverse foreign currency fluctuations; ongoing involvement in claims, lawsuits and governmental proceedings related to operations; labor disruptions; our ability to continue the successful integration of the Process Equipment Group; the dependence of our business units on relationships with several large national providers; increased costs or unavailability of raw materials; continued fluctuations in mortality rates and increased cremations; competition from nontraditional sources in the funeral services business; our ongoing antitrust litigation; cyclical demand for industrial capital goods; and certain tax-related matters. Additional risk factors include, but are not limited to: the occurrence of any event, change or other circumstance that could result in the termination of the purchase agreement with Rotex Global, LLC and Rotex Holdings, LLC; the outcome of any legal proceedings that may be instituted against Hillenbrand, Rotex or others following announcement of the acquisition; the inability to satisfy the conditions to complete the acquisition (or to complete the acquisition on a timely basis), including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act; risks that the proposed acquisition disrupts current operations or poses potential difficulties in employee retention or otherwise affects financial or operating results; the inability to recognize the benefits of the acquisition, including potential synergies and cost savings or the failure of the acquired company to achieve its plans and objectives generally; and legislative, regulatory and economic developments. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in item 1A of Hillenbrand’s Annual Report on Form 10-K for the year ended September 30, 2010, filed with the Securities and Exchange Commission (SEC) November 23, 2010. Hillenbrand assumes no obligation to update or revise any forward-looking information as a result of new information or future events or developments. intend believe plan expect may goal would become pursue estimate will forecast continue could targeted encourage promise improve progress potential should

Hillenbrand will continue to have two platforms: Batesville and Process Equipment Group Hillenbrand Batesville Process Equipment Group Batesville Casket Batesville Interactive Options Batesville Vaults K-Tron Size Reduction Group ROTEX

Structure of the Process Equipment Group Process Equipment Group Size Reduction Group Joe Raver, President K-Tron ROTEX Kevin Bowen, President Bill Herkamp, President Mark Kohler, President K-Tron Feeders K-Tron Premier Pneumatic Conveyors ROTEX Screeners Apex Screeners Megatex Mineral Separators Other Equipment Pennsylvania Crusher Gundlach Crushers Jeffrey Rader Biomass Equip. & Systems

Third-Quarter 2011 Earnings Call/Webcast ■ August 9, 2011

Why ROTEX? $240 million purchase price Trailing 12-month revenue of $90.2 million and EBITDA of $24.2 million (July 2010 – June 2011), purchase price 9.9x EBITDA Preserves Hillenbrand’s high quality of earnings and cash flows, while providing additional growth potential The transaction is expected to be immediately accretive, excluding acquisition costs, transition costs and non-recurring purchase accounting adjustments Ideal fit with Hillenbrand’s stringent acquisition criteria Products complement the Process Equipment Group’s existing products and industries, while giving us additional reach into new high-growth applications and industries Global expansion plans at ROTEX align with plans for the Process Equipment Group Leading brand and market position in multiple high-growth industries A proven high-margin, high-growth business Strong cultural fit with an experienced management team Opportunity to benefit from Hillenbrand’ s core competencies in strategy management, lean business and talent development Operational and Cultural Financial Strategic

ROTEX has an attractive business profile Attractive markets, product categories and geographies Highly profitable with strong organic growth and relatively low capital requirements Substantial recurring revenue stream from replacement parts business A diverse customer base both by geography and industry Revenue by Geography Revenue by Product Category Revenue by End Market Note: Revenue breakdown charts based on calendar 2010 financials

Serves 8 end markets in 38 SIC codes and has a leading market position in a relatively fragmented industry Megatex and ROTEX screeners have been the “industry standards” for decades Sold equipment to all of the major frac sand producers Frac Sand Chem Processing Ag Processing Food Processing A leading global supplier to multiple market segments: catalysts, soda, ash, SAP, fertilizers and ammonium sulphate A leading supplier to several market segments: sugar, coffee, starch and citric acid Provides single-source “process” and “polishing” screeners 8 of top 10 global potash producers use ROTEX equipment Potash Urea Phosphates Plastic Processing A leading supplier Installed worldwide base > 400 A global leader in the supply of screeners for commodity and engineered plastic pellets and PVC resins

ROTEX has a well-diversified machine portfolio and a large installed base that drives recurring parts revenue Machines: ~60% of ’10 Revenue ROTEX (original offering) Apex (enhanced ROTEX) Minerals Separator/Megatex (latest offering) Other Differentiating Characteristics: Unique motion and design features Deep applications knowledge Comprehensive service before, during and after sale Value proposition formed on yield, on-spec quality and up-time Low cost to total value, but high cost of failure to customer

ROTEX is a global company with plans to extend their reach into new geographies 10 Targeted Growth Areas - Mosquito Targeted Growth Areas ROTEX HQ Cincinnati, OH Runcorn, England Wavre, Belgium Independent Sales Reps Sales Offices Strategic Manufacturing Partners Licensee

An experienced management team is committed to growing the ROTEX business Significant experience in the dry material separation industry Average company tenure of 10 years; 22 years in the industry Management known and respected by Process Equipment Group team Name Title Bill Herkamp President & CEO Dick Paulsen VP – Europe Mark Moore VP – Sales & Marketing Bob Dieckman VP – Finance & CFO John Mohler VP – Operations

Hillenbrand continues to diversify HI before Acquisition HI after Acquisition Process Equipment Group after Acquisition Process Equipment Group before Acquisition Plastics Food Chemicals Power Gen/Coal Mining Pulp, Paper, Biomass Pharma Potash, Minerals, Mining Other Grains Deathcare 66% Process Equipment 34% Plastics Food Chemicals Power Gen/Coal Mining Pulp, Paper, Biomass Pharma Potash, Minerals, Mining Other

Questions?